NuScale Power Reports Fourth Quarter and Full Year 2024 Results • Cash position further strengthened by warrant exercises that generated $227.7 million in cash proceeds • Continued progress on Fluor’s Phase 2 Front-End Engineering and Design (FEED Phase 2) study for the RoPower Doicești power plant • Standard Design Approval application remains on track for mid-2025 approval by U.S. Nuclear Regulatory Commission (NRC) • Industry-leading manufacturing preparedness advances as supply chain partner Doosan Enerbility continues forging long lead materials for 12 NuScale Power Modules™ • Robust business development activity, including advanced dialogue with prospective data center/artificial intelligence (AI) customers CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, today announced results for the fourth quarter and full year ended December 31, 2024. “As the first and only small modular reactor technology to receive NRC design approval and certification, and with long lead materials for 12 modules already in production, NuScale is the first mover in commercial SMR development,” said John Hopkins, President and Chief Executive Officer of NuScale Power. “Alongside our developer partner ENTRA1 Energy, we are in advanced commercial dialogue with major technology and industrial companies, utilities, and national and local governments. Each is urgently seeking clean, emissions-free energy and process heat that they can rely on every hour of every day. Whether for AI and the data economy or industrial applications, prospective customers are adamant that no resource is more important in the years ahead than 24/7 clean energy at scale.” Financial Update Fourth quarter and full year 2024: • NuScale ended the fourth quarter with cash, cash equivalents and short-term investments of $446.7 million. At the end of the third quarter of 2024, the Company had cash, cash equivalents and short-term investments of $161.7 million, and no debt. • In December 2024, NuScale announced that approximately 97% of the Company’s outstanding Warrants were exercised in exchange for $227.7 million in cash proceeds. This included $205.3 million of cash proceeds in the fourth quarter. • NuScale reported revenue of $34.2 million and a net loss of $180.3 million for the three-month period ended December 31, 2024, compared to revenue of $4.6 million and a net loss of $56.4 million, respectively, for the same period in 2023. For the twelve-month period ended December 31, 2024, revenue was $37.0 million and net loss was $348.4 million, compared to revenue of $22.8 million and a net loss of $180.1 million for the same period in 2023. • Net loss in the quarter included a non-cash expense of $170.0 million related to the change in the fair value of warrants. During the same period in the prior year, the Company reported non-cash income of $6.5 million associated with our warrants. For full year 2024, net loss included a non-cash expense of $223.0 million related to the change in the fair value of warrants, while in full year 2023, the Company reported non-cash income of $23.6 million associated with the change in the fair value of our warrants. • Operating expenses were $43.0 million in the fourth quarter compared to $71.8 million in the year-earlier period. The year-over-year reduction in operating expenses of $108.6 million reflects NuScale’s transition from an R&D focused organization to a company pursuing commercialization activities while reducing costs and operating more efficiently. • NuScale reported an operating loss of $11.9 million in the quarter, compared to an operating loss of $71.1 million in the year-earlier period. Conference Call: NuScale will host a conference call today at 6:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Events & Presentations page. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output.

As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube. Forward Looking Statements This release may contain forward-looking statements (including without limitation statements to the effect that the Company or its management "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, capital deployment, future growth, new awards, backlog, earnings and the outlook for the company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission, including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements" and "Summary of Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2024 and under similar headings in subsequent filings with the U.S. Securities and Exchange Commission. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update its forward-looking statements in light of new information or future events. Investor Contact Scott Kozak, Director, Investor Relations, NuScale Power skozak@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com